DUCK HEAD APPAREL COMPANY, INC.
                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF GEORGIA

      NUMBER                                                          SHARES
DH ____________                                                      ________
THIS CERTIFICATE IS TRANSFERABLE IN                              SEE REVERSE FOR
NEW YORK, NEW YORK OR                                        CERTAIN DEFINITIONS
CHARLOTTE, NORTH CAROLINA                                    CUSIP




THIS CERTIFIES THAT


IS THE OWNER OF

           FULLY PAID SHARES OF THE COMMON STOCK, PAR VALUE $0.01, OF

                        DUCK HEAD APPAREL COMPANY, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated: _________________

COUNTERSIGNED AND REGISTERED:
FIRST UNION NATIONAL BANK
(CHARLOTTE, NORTH CAROLINA)
TRANSFER AGENT
AND REGISTRAR
BY ________________________
AUTHORIZED SIGNATURE


/s/ K. Scott Grassmyer                           Robert D. Rockey
-----------------------------                    -----------------------------
SECRETARY                                        CHAIRMAN OF THE BOARD

                        Duck Head Apparel Company, Inc.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Rights Agreement between Duck Head Apparel
Company, Inc. and First Union National Bank, as Rights Agent, dated as of January 27, 2000 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of Duck Head Apparel Company, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Duck Head Apparel Company, Inc. will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights issued to Acquiring Persons or any Affiliates or Associates thereof (as defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT-......Custodian .....
TEN ENT - as tenants by the entireties                     Cust.           Minor
JT TEN - as joint tenants with right of            under Uniform Gifts to Minors
         survivorship and not as tenants           Act ............
         in common                                      (State)


    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________

________________________________________________________________________________
             (Please print or typewrite name and address including
                          postal zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________  shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated ______________________________

NOTICE: _________________________________________________
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED: _________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.